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Exhibit 99.1

Rocket Lab Announces First Quarter 2024 Financial Results Reflecting Year-on-Year Revenue Growth of 69%, Sequential Quarterly Growth of 55%, and Continued Growth in Q2 2024

Rocket Lab also provided a major update on the progress of its new rocket Neutron, including that it has completed its first Archimedes engine build and has begun its engine test campaign in Mississippi.

Long Beach, California. May 06, 2024 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today shared the financial results for fiscal first quarter ended March 31, 2024.

Rocket Lab founder and CEO, Peter Beck, said: “Rocket Lab has had a strong start to the year, with our four Electron missions in Q1 marking an accelerated cadence of launches this year and maintaining our status as operators of the United States’ second most frequently launched rocket. Most recently we were awarded close to $50 million across two mission contracts post quarter for the United States’ Space Force’s Space Systems Command: the Victus Haze responsive space demonstration with Electron and a Rocket Lab Pioneer-class satellite that must launch within 24 hours’ notice, and the next mission in the Space Systems Command’s Space Test Program that will lift-off from our launch pad in Virginia. Both missions are a further demonstration of Rocket Lab as a trusted partner to the Department of Defense for assured access to space, coming off the back of our fifth overall national security launch for the National Reconnaissance Office which we flew before quarter-end in March.

“In our Space Systems business, execution on our $515m constellation build program for the Space Development Agency has begun in earnest with a successful program kick-off, completed preliminary design studies for the constellation’s 18 spacecraft, and the selection and onboarding of the program’s subcontractors who will contribute across various mission requirements. Other major spacecraft programs, including our 17 spacecraft constellation build for MDA and Globalstar, our twin spacecraft to Mars for the NASA ESCAPADE mission, and our mission support and reentry spacecraft for Varda, also cleared significant delivery, build, and test milestones that advance the programs and maintain schedule for launches or deliveries this year.

“For Neutron, we’ve also achieved major development milestones to date this year, including the first assembly of an Archimedes engine, now ready for a hot fire engine test campaign at our facilities at NASA Stennis in Mississippi. The Archimedes test site at Stennis is also now commissioned and ready to support the upcoming test campaign, the results of which will be the driver of Neutron’s expected date for first launch. Now with a complete engine, we’re through some of the unknowns in the development program and can update the schedule for first flight accordingly, which we have adjusted to no earlier than mid-2025.

“Other developments across the program include major installations at the Neutron launch pad in Wallops, Virginia, such as completed concrete pours for the site’s launch mount and finalization of the site’s 278 ft water tower, forever changing the Wallops Island skyline and marking an exciting new era in Neutron’s path to first launch.”

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First Quarter 2024 Business Highlights:

•
Closed Q1 2024 with $1+ billion in backlog.
•
Successfully launched four Electron missions for commercial and national security customers across our launch sites in the United States and New Zealand.
•
Successful program kick-off as the prime contractor for a $515m Space Development Agency contract to design, build and operate 18 satellites for the Tranche 2 Transport Layer-Beta.
•
Meaningful progress made on the production and testing of two Rocket Lab spacecraft for NASA’s ESCAPADE mission to Mars.
•
Successfully returned a spacecraft to Earth for Varda in a world-first in-space manufacturing mission, enabling Varda’s payload of pharmaceutical crystals made in space to return to Earth.
•
Progressed major infrastructure milestones at Launch Complex 3 for Neutron, including foundations for the launch mount, water tower and liquid oxygen tanks.

Business Highlights Since March 31, 2024:

•
First launch of the quarter successfully completed for KAIST and NASA.
•
Completed the assembly of an Archimedes engine for the first time ahead of upcoming engine test campaign at NASA Stennis in Mississippi.
•
Completed major infrastructure installations at Launch Complex 3 for Neutron in Virginia, including the final concrete pour for Neutron’s launch mount and finalization of the site’s 278 ft water tower.
•
Awarded a $32 million end-to-end launch-plus-spacecraft contract with the U.S. Space Force’s Space Systems Command for a 24-hour notice responsive space demonstration.
•
Awarded a second U.S. Space Force launch contract valued at $14.49 million for the Space System Command’s Space Test Program (STP).

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Second Quarter 2024 Guidance

For the second quarter of 2024, Rocket Lab expects:

•
Revenue between $105 million and $110 million.
•
Space Systems revenue between $77 million and $81 million.
•
Launch Services revenue between $28 million and $29 million.
•
GAAP Gross Margins between 24% and 26%.
•
Non-GAAP Gross Margins between 30% and 32%.
•
GAAP Operating Expenses between $74 million and $76 million.
•
Non-GAAP Operating Expenses between $62 million and $64 million.
•
Expected Interest Expense (Income), net $1 million.
•
Adjusted EBITDA loss of $23 million to $25 million.
•
Basic Shares Outstanding of 494 million.

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q2 2024 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $14 million to $15 million in Q2 2024.

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Conference Call Information

Rocket Lab will host a conference call for investors at 2 p.m. PT (5 p.m. ET) today to discuss these business highlights and financial results for our first quarter, to provide our outlook for the second quarter, and other updates.

The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events

About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier, and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle, our family of spacecraft platforms, and the Company is developing the large Neutron launch vehicle for constellation deployment. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 180+ satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab spacecraft have been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch pad in Virginia. To learn more, visit www.rocketlabusa.com

+ Rocket Lab Investor Relations Contact

Adam Spice

investors@rocketlabusa.com

+ Rocket Lab Media Contact

Murielle Baker

media@rocketlabusa.com

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+ FORWARD LOOKING STATEMENTS

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our expectations of financial results for the second quarter of 2024, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including risks related to delays and disruptions in expansion efforts; delays in the development of our Neutron rocket; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased competition in our industry due in part to rapid technological development; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; general economic uncertainty and turbulence which could impact our customers’ ability to pay what we are owed; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design, in engineering, in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; launch failures; natural disasters and epidemics or pandemics; any inability to effectively integrate recently acquired assets; a US government shutdown or delays in government funding; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 28, 2024, and elsewhere. There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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+ USE OF NON-GAAP FINANCIAL MEASURES

We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:

+ ADJUSTED EDITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.

+ OTHER NON-GAAP FINANCIAL MEASURES

Non-GAAP gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

(unaudited; in thousands, except share and per share data)

	Three Months Ended March 31,
	2024	2023
Revenues	$92,767	$54,895
Cost of revenues	68,593	48,538
Gross profit	24,174	6,357
Operating expenses:
Research and development, net	38,504	23,905
Selling, general and administrative	28,749	28,469
Total operating expenses	67,253	52,374
Operating loss	(43,079)	(46,017)
Other income (expense):
Interest expense, net	(898)	(685)
Gain on foreign exchange	311	134
Other (expense) income, net	(589)	1,477
Total other (expense) income, net	(1,176)	926
Loss before income taxes	(44,255)	(45,091)
Provision for income taxes	(5)	(526)
Net loss	$(44,260)	$(45,617)
Net loss per share attributable to Rocket Lab USA, Inc.:
Basic and diluted	$(0.09)	$(0.10)
Weighted-average common shares outstanding:
Basic and diluted	489,994,709	476,199,710

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

(unaudited; in thousands, except share and per share data)

	March 31, 2024
	(unaudited)	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$365,929	$162,518
Marketable securities, current	126,593	82,255
Accounts receivable, net	31,167	35,176
Contract assets	14,895	12,951
Inventories	99,901	107,857
Prepaids and other current assets	78,606	66,949
Assets held for sale	8,532	9,016
Total current assets	725,623	476,722
Non-current assets:
Property, plant and equipment, net	148,087	145,409
Intangible assets, net	66,845	68,094
Goodwill	71,020	71,020
Right-of-use assets - operating leases	56,870	59,401
Right-of-use assets - finance leases	14,827	14,987
Marketable securities, non-current	68,566	79,247
Restricted cash	3,849	3,916
Deferred income tax assets, net	3,353	3,501
Other non-current assets	22,884	18,914
Total assets	$1,181,924	$941,211
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$25,995	$29,303
Accrued expenses	9,091	5,590
Employee benefits payable	13,934	16,342
Contract liabilities	150,535	139,338
Current installments of long-term borrowings	10,996	17,764
Other current liabilities	21,911	15,036
Total current liabilities	232,462	223,373
Non-current liabilities:
Convertible senior notes, net	343,829	—
Long-term borrowings, net, excluding current installments	52,717	87,587
Non-current operating lease liabilities	54,101	56,099
Non-current finance lease liabilities	15,177	15,238
Deferred tax liabilities	530	426
Other non-current liabilities	4,162	3,944
Total liabilities	702,978	386,667
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued and outstanding shares: 492,670,716 and 488,923,055 at March 31, 2024 and December 31, 2023, respectively	49	49
Additional paid-in capital	1,148,484	1,176,484
Accumulated deficit	(667,786)	(623,526)
Accumulated other comprehensive income (loss)	(1,801)	1,537
Total stockholders’ equity	478,946	554,544
Total liabilities and stockholders’ equity	$1,181,924	$941,211

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

(unaudited; in thousands)

	For the Three Months Ended March 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(44,260)	$(45,617)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,313	7,033
Stock-based compensation expense	13,093	14,036
Loss on disposal of assets	3	5
Loss on extinguishment of long-term debt	1,330	—
Amortization of debt issuance costs and discount	639	709
Noncash lease expense	1,491	988
Change in the fair value of contingent consideration	(271)	300
Accretion of marketable securities purchased at a discount	(842)	(1,147)
Deferred income taxes	78	420
Changes in operating assets and liabilities:
Accounts receivable, net	3,939	(14,116)
Contract assets	(1,944)	(3,109)
Inventories	7,509	(6,712)
Prepaids and other current assets	(5,303)	(10,035)
Other non-current assets	(4,266)	103
Trade payables	(1,673)	11,305
Accrued expenses	3,200	403
Employee benefits payables	(622)	1,294
Contract liabilities	11,205	17,292
Other current liabilities	6,729	2,305
Non-current lease liabilities	(1,425)	(891)
Other non-current liabilities	489	49
Net cash used in operating activities	(2,588)	(25,385)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(19,177)	(12,674)
Purchases of marketable securities	(79,359)	(76,394)
Maturities of marketable securities	46,280	78,099
Net cash used in investing activities	(52,256)	(10,969)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the exercise of stock options and public warrants	943	771
Proceeds from Employee Stock Purchase Plan	507	1,202
Proceeds from sale of employees restricted stock units to cover taxes	5,119	3,078
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,163)	(1,915)
Payment of contingent consideration	—	(1,000)
Purchase of capped calls related to issuance of convertible senior notes	(43,168)	—
Proceeds from issuance of convertible senior notes	355,000	—
Repayments on Trinity Loan Agreement	(43,215)	—
Payment of debt issuance costs	(11,226)	—
Finance lease principal payments	(90)	(78)
Net cash provided by financing activities	258,707	2,058
Effect of exchange rate changes on cash and cash equivalents	(519)	127
Net increase (decrease) in cash and cash equivalents and restricted cash	203,344	(34,169)
Cash and cash equivalents, and restricted cash, beginning of period	166,434	245,871
Cash and cash equivalents, and restricted cash, end of period	$369,778	$211,702

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

(unaudited; in thousands)

The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended March 31,
	2024	2023
NET LOSS	$(44,260)	$(45,617)
Depreciation	4,924	3,713
Amortization	3,389	3,320
Stock-based compensation expense	13,093	14,036
Transaction costs	372	165
Interest expense, net	898	685
Change in fair value of contingent consideration	(271)	300
Performance reserve escrow	—	1,838
Provision for income taxes	5	526
Gain on foreign exchange	(311)	(134)
Accretion of marketable securities purchased at a discount	(842)	(1,165)
Loss on disposal of assets	3	5
Employee retention credit	—	(3,841)
Loss on extinguishment of debt	1,330	—
ADJUSTED EBITDA	$(21,670)	$(26,169)

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	Three Months Ended March 31,
	2024	2023
GAAP Gross profit	$24,174	$6,357
Stock-based compensation	3,503	3,813
Amortization of purchased intangibles and favorable lease	1,743	1,710
Performance reserve escrow	—	57
Employee retention credit	—	(2,130)
Non-GAAP Gross profit	$29,420	$9,807
Non-GAAP Gross margin	31.7%	17.9%

GAAP Research and development, net	$38,504	$23,905
Stock-based compensation	(3,985)	(5,022)
Amortization of purchased intangibles and favorable lease	(229)	(9)
Employee retention credit	—	631
Non-GAAP Research and development, net	$34,290	$19,505

GAAP Selling, general and administrative	$28,749	$28,469
Stock-based compensation	(5,605)	(5,201)
Amortization of purchased intangibles and favorable lease	(932)	(1,434)
Transaction costs	(372)	(165)
Performance reserve escrow	—	(1,781)
Change in fair value of contingent consideration	271	(300)
Employee retention credit	—	1,080
Non-GAAP Selling, general and administrative	$22,111	$20,668

GAAP Operating expenses	$67,253	$52,374
Stock-based compensation	(9,590)	(10,223)
Amortization of purchased intangibles and favorable lease	(1,161)	(1,443)
Transaction costs	(372)	(165)
Performance reserve escrow	—	(1,781)
Change in fair value of contingent consideration	271	(300)
Employee retention credit	—	1,711
Non-GAAP Operating expenses	$56,401	$40,173

GAAP Operating loss	$(43,079)	$(46,017)
Total non-GAAP adjustments	16,098	15,651
Non-GAAP Operating loss	$(26,981)	$(30,366)

GAAP Total other income (expense), net	$(1,176)	$926
Gain on foreign exchange	(311)	(134)
Loss on disposal of assets	3	5
Loss on extinguishment of debt	1,330	—
Non-GAAP Total other income (expense), net	$(154)	$797

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